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                                                                    Exhibit 99.5

                             JOINT FILING AGREEMENT

        Joint Filing Agreement, dated as of September 4, 2003, by and among Mellon Ventures, L.P., MVMA, L.P., MVMA, Inc., Mellon Financial Corporation and Mellon Bank, N.A. Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Amendment No. 1 to Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: September 4, 2003



                                      MELLON VENTURES, L.P.
                                        By: MVMA, L.P., its general partner
                                        By: MVMA, INC., its general partner

                                      By: /s/ Ronald J. Coombs
                                          --------------------------------------
                                             Ronald J. Coombs
                                             Chief Financial Officer

                                      MVMA, L.P.
                                        By: MVMA, INC., its general partner

                                      By: /s/ Ronald J. Coombs
                                          --------------------------------------
                                             Ronald J. Coombs
                                             Chief Financial Officer


                                      MVMA, INC.

                                      By: /s/ Ronald J. Coombs
                                          --------------------------------------
                                             Ronald J. Coombs
                                             Chief Financial Officer


                                      MELLON FINANCIAL CORPORATION

                                      By: /s/ Carl Krasik
                                          --------------------------------------
                                             Carl Krasik
                                             Secretary


                                      MELLON BANK, N.A.

                                      By: /s/ Carl Krasik
                                          --------------------------------------
                                             Carl Krasik
                                             Assistant Secretary